EX-23.0
CONSENT OF ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.0

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-82676, 33-82194, 33-95248, 333-65063
and 333-36206).

/s/ ARTHUR ANDERSEN LLP

Portland, Oregon
March 8, 2002